STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
                                 Class A Shares
                            Supplement to Prospectus
                                dated May 1, 2003


The first paragraph in the section "Performance History" is replaced in its entirety as follows:

        PERFORMANCE HISTORY
        The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class A shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2004, the Fund's benchmark was changed to the Russell 1000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with higher price-to-book ratios and higher forecaster growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns are compared to the Russell Index and the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


The chart entitled "Average Annual Total Returns - for periods ended December 31, 2002" is revised in its entirety as follows:

                          Inception       1 Year         5 Years       10 Years
                            Date
 Class A (%)               1/1/89        -30.13          -4.09          5.83
    --------------------------------------------------------------------------
 Russell Index (%)           N/A          -27.88          -3.84         6.70
   ---------------------------------------------------------------------------
 S&P 500 Index (%)           N/A          -22.10          -0.59         9.34


                                                               January 23, 2004

                  STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES
                                 Class B Shares
                            Supplement to Prospectus
                                dated May 1, 2003


The first paragraph in the section "Performance History" is replaced in its entirety as follows:

        PERFORMANCE HISTORY
        The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Unless otherwise indicated, any expense reduction arrangements may be modified or discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale. Beginning in 2004, the Fund's benchmark was changed to the Russell 1000 Growth Index (Russell Index), an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Previously, the Fund's returns were compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The advisor believes that the Russell Index, because of its greater emphasis on companies with higher price-to-book ratios and higher forecaster growth values, more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns are compared to the Russell Index and the Fund's previous benchmark, the S&P 500 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


The chart entitled "Average Annual Total Returns - for periods ended December 31, 2002" is revised in its entirety as follows:

                          Inception       1 Year         5 Years       10 Years
                            Date
  Class B (%)                1/1/89        -30.27        -4.20(2)        5.83(2)
  ------------------------------------------------------------------------------
  Russell Index (%)           N/A          -27.88          -3.84          6.70
  -----------------------------------------------------------------------------
  S&P 500 Index (%)           N/A          -22.10          -0.59          9.34


         (2) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on January 1, 1989, and Class B shares were initially offered on June 1, 2000.



                                                            January 23, 2004